DEPOSITS (Schedule of Maturities of Retail and Wholesale Savings Certificates) (Details) $ in Thousands	Jun. 30, 2019 USD ($)
Maturities of retail and wholesale savings certificates
Within one year	$ 29,962
Beyond one year but within two years	5,635
Beyond two years but within three years	910
Beyond three years but within four years	187
Beyond four years but within five years	451
Beyond five years	216
Total	$ 37,361